UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2004

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

Item 7.  Financial Statements and Exhibits.

  (c) Exhibits. The following exhibits are attached to this Current Report on Form 8-K (this "Report"):
99.1	Press Release dated April 27, 2004
99.2	Reconciliation of Non-GAAP financial measure disclosed during April 27, 2004 conference call to a comparable financial measure reported on a GAAP basis

Item 9.  Regulation FD Disclosure.

On April 27, 2004, members of AirTran Holdings, Inc. (the "Company") management held a conference call with investors to discuss the release of the Company's financial results for the first quarter ended March 31, 2004 as well as certain information regarding estimates for 2004.

During this call, management noted the following among other things:
--	Passenger bookings for the months of April and May this year look pretty good.
--	2004 capacity is expected to be up 21%.
--	Quarterly capacity growth as follows:
Q2 up 18%
Q3 up 18%
Q4 up 27%
--

As our incoming Boeing 737 aircraft fleet reaches critical mass our unit costs for transcontinental flying are expected to decrease by 18 percent to 20 percent below the costs incurred operating Airbus aircraft today.

--	Initial Boeing 737 unit costs should be 3% - 5% below that of the Boeing 717 aircraft.
--	45% of Q2 expected fuel consumption is hedged at $0.85 - $0.90 per gallon all-in
--	45% of Q3 expected fuel consumption is hedged at $0.85 - $0.90 per gallon all-in
--	35% of Q4 expected fuel consumption is hedged at $0.85 - $0.90 per gallon all-in
--	We project that our all-in price per gallon of fuel including the benefits of hedging will be in the range of $1.05 - $1.10 for the remainder of the year.
--	At this time we are not revising our cost guidance other than for fuel.

The information contained in this Form 8-K, including the Exhibits, contain forward-looking statements. Statements regarding the Company's success, business model, improved operational performance and our ability to maintain or improve low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2003. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Item 12.  Results of Operations and Financial Condition.

On April 27, 2004, the Company issued an earnings release (the "Press Release") reporting the Company's results for the first quarter ended March 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On April 27, 2004, during the Company's earnings conference call, the Company's CFO, Stan Gadek, referenced statistics related to the Company's fuel neutral cost per available seat mile which were not included in the Press Release attached hereto as Exhibit 99.1. In accordance with SEC Regulation G, the Company is providing further disclosure of the reconciliation of this non-GAAP financial measure to a comparable financial measure reported on a GAAP basis. This reconciliation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The information contained in this Report, including the Exhibits, is furnished in accordance with general instruction B.6 of Form 8-K, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, unless specifically incorporated by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2004	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)